Flexible Premium Variable Universal Life Insurance Policies
Prospectus Dated May 1, 2022
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Telephone: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail	Express Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539	New York Life 4849 Greenville Ave, Ste 700 Dallas, TX 75206
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. We have discontinued sales of this policy. We will still accept additional premiums under existing policies. Capitalized terms used in this prospectus have the same meaning as in the section on DEFINITION OF TERMS.

Policy Features
LIFE INSURANCE PROTECTION—This policy offers lifetime insurance protection, with a life insurance benefit payable when the Primary Insured dies while the policy is in effect. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time.
CHOICE OF LIFE INSURANCE BENEFIT OPTIONS—You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit that varies and is equal to the sum of your policy’s face amount and Cash Value. If you choose a benefit that varies, the life insurance benefit will increase or decrease depending on the performance of the Allocation Alternatives you select. Your policy’s life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the IRC. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).
FLEXIBLE PREMIUM PAYMENTS—You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its Net Cash Value is insufficient to pay the policy’s monthly charges. The Cash Surrender Value of your policy will fluctuate depending on the performance of the Allocation Alternatives you have chosen. The Cash Surrender Value also will fluctuate to reflect the premium payments you make and the charges we deduct.
LOANS, WITHDRAWALS, AND SURRENDERS—You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy’s proceeds, Cash Surrender Value and Net Cash Value. You can also surrender your policy at any time. The Cash Surrender Value of your policy may increase or decrease depending on the performance of the Allocation Alternatives you select. We do not guarantee the Cash Surrender Value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.
FACE AMOUNT INCREASES AND DECREASES—You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy’s face amount. We may also deduct a surrender charge for any reduction in the face amount.
Replacing existing insurance with any policy may not be to your advantage. In addition, it may not be to your advantage to borrow to purchase this policy or to take withdrawals from another policy that you already own to make premium payments under this policy.
In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the
Cash Value through partial surrenders.

Important Notices
This prospectus provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This prospectus must be accompanied by the current prospectuses for the MainStay VP Funds Trust, the AB Variable Products Series Fund, Inc., the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the BlackRock® Variable Series Funds II, Inc., the BNY Mellon Investment Portfolios, BNY Mellon Sustainable U.S. Equity Portfolio, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche DWS Investments VIT Funds, the Deutsche DWS Variable Series II, the Fidelity® Variable Insurance Products Funds, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the Lincoln Variable Insurance Products Trust, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust and the PIMCO Variable Insurance Trust (the “Funds”, each individually a “Fund”).
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The policies involve risks, including the potential risk of loss of principal invested. The policies are not deposits of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
Allocation Alternatives—Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from 86 Investment Divisions (83 of which are available to all investors) and a Fixed Account. Policyowners may invest in a total of 21 investment options from among the 86 Investment Divisions and the Fixed Account, at any time. The Investment Divisions available under your policy are:
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MainStay VP American Century Sustainable Equity (formerly MainStay VP T. Rowe Price Equity Income) —Initial Class
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MainStay VP Balanced—Initial Class
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MainStay VP Bond—Initial Class
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MainStay VP Candriam Emerging Markets Equity—Initial Class*
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MainStay VP CBRE Global Infrastructure—Initial Class
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MainStay VP Conservative Allocation—Initial Class
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MainStay VP Epoch U.S. Equity Yield—Initial Class
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MainStay VP Equity Allocation—Initial Class
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MainStay VP Fidelity Institutional AM® Utilities—Initial Class
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MainStay VP Floating Rate—Initial Class
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MainStay VP Growth Allocation—Initial Class
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MainStay VP Income Builder—Initial Class
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MainStay VP IQ Hedge Multi-Strategy—Initial Class
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MainStay VP Janus Henderson Balanced—Initial Class
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MainStay VP MacKay Convertible—Initial Class
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MainStay VP MacKay Government—Initial Class
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MainStay VP MacKay High Yield Corporate Bond—Initial Class
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MainStay VP MacKay International Equity—Initial Class

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MainStay VP MacKay Strategic Bond—Initial Class
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MainStay VP Moderate Allocation—Initial Class
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MainStay VP Natural Resources—Initial Class
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MainStay VP PIMCO Real Return—Initial Class
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MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index)—Initial Class
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MainStay VP Small Cap Growth—Initial Class
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MainStay VP U.S. Government Money Market—Initial Class**
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MainStay VP Wellington Growth—Initial Class*
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MainStay VP Wellington Mid Cap—Initial Class
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MainStay VP Wellington Small Cap—Initial Class
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MainStay VP Wellington U.S. Equity—Initial Class
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MainStay VP Winslow Large Cap Growth—Initial Class
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AB VPS Growth and Income Portfolio—Class A
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AB VPS Small/Mid Cap Value Portfolio—Class A
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American Funds IS Asset Allocation Fund—Class 2
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American Funds IS The Bond Fund of America®—Class 2
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American Funds IS Global Small Capitalization Fund—Class 2
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American Funds IS Growth Fund—Class 2
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American Funds IS New World Fund®—Class 2
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American Funds IS Washington Mutual Investors FundSM—Class 2
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BlackRock® Global Allocation V.I. Fund—Class I
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BlackRock® High Yield V.I. Fund—Class I
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BNY Mellon IP Technology Growth Portfolio—Initial Shares
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BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares
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ClearBridge Variable Appreciation Portfolio—Class I
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Columbia Variable Portfolio—Commodity Strategy Fund—Class 1*
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Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1
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Columbia Variable Portfolio—Intermediate Bond Fund—Class 1
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Delaware VIP® Emerging Markets Series—Standard Class
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Delaware VIP® Small Cap Value Series—Standard Class
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DWS Alternative Asset Allocation VIP—Class A
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DWS Small Cap Index VIP—Class A
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DWS Small Mid Cap Value VIP—Class A
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Fidelity® VIP Bond Index Portfolio—Initial Class

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Fidelity® VIP ContrafundSM Portfolio—Initial Class
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Fidelity® VIP Emerging Markets Portfolio—Initial Class
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Fidelity® VIP Equity-Income PortfolioSM—Initial Class
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Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class
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Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class
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Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class
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Fidelity® VIP Growth Opportunities Portfolio—Initial Class
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Fidelity® VIP Health Care Portfolio—Initial Class
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Fidelity® VIP International Index Portfolio—Initial Class
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Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
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Fidelity® VIP Mid Cap Portfolio—Initial Class
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Franklin Templeton Aggressive Model Portfolio—Class I
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Franklin Templeton Conservative Model Portfolio—Class I
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Franklin Templeton Moderate Model Portfolio—Class I
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Franklin Templeton Moderately Aggressive Model Portfolio—Class I
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Franklin Templeton Moderately Conservative Model Portfolio—Class I
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Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund)—Series I Shares
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Invesco V.I. Main Street Small Cap Fund®—Series I Shares
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Janus Henderson Enterprise Portfolio—Institutional Shares
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Janus Henderson Global Research Portfolio—Institutional Shares
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LVIP SSgA Mid-Cap Index Fund—Standard Class
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MFS® International Intrinsic Value Portfolio—Initial Class
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MFS® Investors Trust Series—Initial Class
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MFS® Mid Cap Value Portfolio—Initial Class
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MFS® New Discovery Series—Initial Class
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MFS® Research International Portfolio—Initial Class
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MFS® Research Series—Initial Class
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Morgan Stanley VIF U.S. Real Estate Portfolio—Class I
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Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
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PIMCO VIT Income Portfolio—Institutional Class
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PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class
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PIMCO VIT Low Duration Portfolio—Institutional Class
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PIMCO VIT Total Return Portfolio—Institutional Class

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Western Asset Core Plus VIT Portfolio—Class I
*
Premiums or transfers will only be accepted into this fund from policyowners already invested in this fund. Policyowners who remove all Cash Value allocations from this fund will not be permitted to reinvest in this fund.
**
You may lose money by investing in this fund (or any other fund). Although this fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the fund’s sponsor would provide such support. The fund’s yield may be very low during periods of low interest rates, and the yield in the separate account could be negative after the deduction of separate account charges.
We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

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Page
LEGAL PROCEEDINGS	60
FINANCIAL STATEMENTS	60
This prospectus is not considered an offering in any jurisdiction where the sale of this policy cannot lawfully be made. NYLIAC does not authorize any information or representations regarding the offering other than as described in this prospectus or in any attached supplement to this prospectus or in any supplemental sales material NYLIAC produces.
In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.
The Investment Divisions offered through the NYLIAC VUL policy and described in this prospectus are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policy and similar portfolio securities.
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HOW TO REACH US FOR POLICY SERVICES

You can send service requests to us at one of the Variable Products Service Center (VPSC) addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). In addition, as described below, you can reach us by phone on our toll-free number (1-800-598-2019) or contact us online at www.newyorklife.com. We make online service at www.newyorklife.com available at our discretion. In addition, availability of online service may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements. We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.
E-mail inquiries that are non-transactional may be sent online at www.newyorklife.com once they have passed all security protocols to identify the policyowner.
Online Service at www.newyorklife.com
Through www.newyorklife.com, you can get up-to-date information about your policy and request fund transfers and allocation changes. We may revoke online service for certain policyowners (see “CASH VALUE AND CASH SURRENDER VALUE--Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Policies that are jointly owned may not request transactions through www.newyorklife.com. Transfers and allocation changes received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.
We make online service at www.newyorklife.com available at our discretion. We may revoke online service for certain policyowners. In addition, availability of online service may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Currently, online service at www.newyorklife.com is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
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e-mail your registered representative or the VPSC;
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obtain current policy values;
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transfer assets between investment options;
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change the allocation of future premium payments;
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reset your password;
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change your address;
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download service forms;

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upload documents and forms;
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view and download policy statements;
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establish a new or modify an existing Automatic Asset Rebalancing arrangement;
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change your phone number or e-mail address;
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view and update beneficiary information;
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update your Client Profile or Investor Profile;
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enroll in electronic delivery of select policy mailings and notifications;
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make premium payments, and
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make repayments toward a loan.
The online service www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com after login. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Third-Party Access to Your Account
You can authorize a third party, including a joint policyowner, to access your policy information and make transfers among Investment Divisions and/or the Fixed Account, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. You may also authorize your registered representative to make transfers among Investment Divisions and/or the Fixed Account by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.
Risks Affecting our Administration of Your Policy
NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack/ransomware, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)
Potential for Low Crediting Rates
The rates we declare on the Fixed Account, DCA Account and the interest on the loaned value may be lower that what you would find acceptable.
Information Systems Failures and Cybersecurity Risks
NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks, including ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches, including ransomware. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers -- that could result from current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks -- not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.
Registered Representative Actions
You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Allocation

Alternatives, Automatic Asset Rebalancing (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. You may also authorize us to accept telephone instructions from your registered representative to make Interest Sweep, Dollar Cost Averaging (DCA), DCA Plus, and DCA Extension updates (if applicable). Only your registered representative can make these requests by telephone. Your AAR will be canceled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.
To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading and Partial Withdrawal Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See CASH VALUE AND CASH SURRENDER VALUE—Limits on Transfers). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.
We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial withdrawal, please refer to the sections titled “Transfers” or “Partial Withdrawals” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
DEFINITION OF TERMS

1933 Act: The Securities Act of 1933, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
AAR: Automatic Asset Rebalancing.
Accumulation Unit: An accounting unit used to calculate the values under the policy held in the Separate Account.
Accumulation Value: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.
Allocation Alternatives: The 83 Allocation Alternatives available to policyowners. This currently consists of 86 Investment Divisions (83 of which are available to all investors) and the Fixed Account.
Beneficiary: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.
Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.
Cash Surrender Value: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges, and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.
Cash Value: The sum of the Accumulation Value and the value in the Fixed Account.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.
Fixed Account: The Allocation Alternative that credits interest at fixed rates which are declared periodically in advance in our sole discretion, and are subject to a minimum guarantee. This rate can change but will never be less than 4%. Amounts in the Fixed Account are part of NYLIAC’s general account, which is subject to the claims of its general creditors.

Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.
Fund: An open-end management investment company.
Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guideline Annual Premium: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as “guideline level premium,” as defined in Section 7702 of the IRC.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
IRC: Internal Revenue Code of 1986, as amended.
IRS: The Internal Revenue Service.
Issue Date: The day we approve and issue the policy.
Modified Endowment Contract (“MEC”): A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Basic Questions About Us and Our Policy—12. What is a modified endowment contract?”, “--13. Can the policy become a modified endowment contract?” and Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Monthly Deduction Day: The date we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Net Cash Value: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or (b) the sum of any partial withdrawals, unpaid loans and accrued interest.
Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.
New York Life: New York Life Insurance Company.
Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.
NYLIAC: New York Life Insurance and Annuity Corporation.
NYLIFE Distributors: NYLIFE Distributors, LLC.
Policy Data Page: Page 2 of the policy, which contains the policy specifications.
Policy Date: The date we use as the starting point for determining policy anniversaries, Policy Years, and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.
Policy Debt: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).
Policy Year: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.
Portfolio(s): See “Eligible Portfolios”.
Primary Insured: The person who is insured under the base policy.
Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.
Sales Standards: The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
SEC: The Securities and Exchange Commission.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Surrender Charge Guideline Annual Premium: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.
VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing.) See HOW TO REACH US FOR POLICY SERVICES for more information.
www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See HOW TO REACH US FOR POLICY SERVICES for more information.
BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

1. What are NYLIAC and New York Life?
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC’s financial statements.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $183.13 billion at the end of 2021. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements occasionally make additional contributions to NYLIAC.
2. What type of variable life insurance policy is described by this Prospectus?
In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Value, loan privileges, and flexible premiums. It is called “flexible” because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called “variable” because the death benefit may, and the Cash Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.
The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application, and any riders to the policy.

3. How is the policy available for issue?
The policy is no longer available for issue.
4. What is the Cash Value of the policy?
The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but you also reap the benefit of any appreciation in their value.
5. How is the value of an Accumulation Unit determined?
We calculate an Accumulation Unit value each day that the New York Stock Exchange (“NYSE”) is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:
(a / b) – c
Where:	a = the sum of:
			(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus
(2)
the per share amount of any dividends or capital gain distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation
Unit value for that Investment Division.

	b	=
the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation
Unit value for that Investment Division.

	c	=
a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to 0.70% (0.60% for mortality and expense risk and 0.10% for administrative charges) of the daily net asset value of a
Portfolio share in the Separate Account for that Investment Division.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.
6. What is a Net Premium and how is it applied?
When you give us a premium payment, we deduct the sales expense, state premium tax, and federal tax charges from your premium. We call the remainder the “Net Premium”. You may allocate this Net Premium among the Allocation Alternatives. The Allocation Alternatives currently consist of 86 Investment Divisions (83 of which are available to all investors) and the Fixed Account. You can only have money, however, in a maximum of 21 Allocation Alternatives, including the Fixed Account at any one time. The 86 Investment Divisions are listed on the second and third pages of the prospectus.
7. What is the Fixed Account?
As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate, which we declare periodically in advance at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums allocated or amounts transferred less amounts withdrawn, transferred from, or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

8. How long will the policy remain in force?
The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Net Cash Value is insufficient to pay the policy’s monthly deductions or when there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured’s age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY—Additional Benefits Provided By Riders—Guaranteed Minimum Death Benefit Rider.
9. Is the amount of the death benefit guaranteed?
As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the Primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY—Additional Benefits Provided By Riders—Guaranteed Minimum Death Benefit Rider.
10. Is the death benefit subject to income taxes?
The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies for more information.
11. Does the policy have a Cash Surrender Value?
You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.
If you choose to surrender your policy, you must provide written notification, in Good Order, to the VPSC at one of the addresses listed on the first page of this prospectus.
For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. You may, however, be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE—Cash Surrender Value, and FEDERAL INCOME TAX CONSIDERATIONS.
12. What is a modified endowment contract?
A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans, and partial withdrawals are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when the taxpayer is not yet age 59½.
13. Can the policy become a modified endowment contract?
The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS— Modified Endowment Contract Status.
14. What premiums are payable?
The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Net Cash Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy’s qualification as “life insurance”. You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95. Premium payments must be made to one of the addresses listed on the first page of this prospectus.
Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
15. What are unscheduled premiums?
While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy’s qualification as “life insurance”. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. Subsequent premium payments must be made to one of the addresses listed on the first page of this prospectus. For details see GENERAL PROVISIONS OF THE POLICY—Premiums.
16. When are premiums put into the Fixed Account or the Separate Account?
On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state premium tax and federal tax charges. After the end of the Free Look period, we will apply the balance of the premium (the Net Premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions that may be due are made. The allocation percentages must be in whole numbers. (Deductions are described in greater detail in Question 18, “Are there charges against the policy?”)
17. How are Net Premiums allocated among the Allocation Alternatives?
You can allocate Net Premiums to a maximum of 21 of the Allocation Alternatives, which include the 86 Investment Divisions (83 of which are available to all investors) plus the Fixed Account. You can also raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate Net Premiums in accordance with your instructions.
You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of the prospectus. Premium allocation selections received after market close will be effective the next business day.
18. Are there charges against the policy?
We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state premium tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment

Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY—Deductions from Premium Payments.
On each Monthly Deduction Day, we make the following deductions from the policy’s Cash Value:
(a)
A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted.);
(b)
The monthly cost of insurance; and
(c)
The monthly cost for any riders attached to the policy.
We may also make a deduction for any temporary Flat Extras as set forth on the Policy Data Page. A temporary Flat Extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature due to an insured’s circumstances including, but not limited to, his or her medical condition, occupation, motor vehicle or aviation record.
The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.
Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of 0.60% and 0.10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of 0.90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.
In addition, the value of the shares of each Portfolio reflects advisory fees, administration fees, and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy’s face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.
Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY and FEDERAL INCOME TAX CONSIDERATIONS.
19. What is the loan privilege?
Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.
20. Do I have a right to cancel?
You have the right to cancel the policy at any time during the Free Look period and receive a refund. The Free Look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). To receive a refund you must return the policy to VPSC and/or provide a written request for cancellation in Good Order at one of the addresses listed on the first page of this prospectus (or to any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy. You may cancel increases in the Face Amount of your policy under the same time limits.
21. Can the policy be exchanged, or can all amounts be allocated to the Fixed Account?
You have the right during the first two Policy Years to either (1) exchange the policy for a permanent fixed benefit policy we offer for this purpose, or (2) transfer all of the policy’s Cash Value to the Fixed Account. Similar rights are available during the first two years after an increase in the policy’s face amount. Policies issued in Colorado,

Massachusetts, and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, and OUR RIGHTS.
22. How is a person’s age calculated?
When we refer to a person’s age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured’s age on the birthday nearest to the prior policy anniversary.
CHARGES UNDER THE POLICY

We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.
Deductions from Premium Payments
When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge, a state premium tax charge and, for Non-Qualified Policies, a federal tax charge. The Net Premium will be applied to the Separate Account Value and Fixed Account in accordance with your allocation election in effect at that time and before any other deductions which may be due are made.
Sales Expense Charge
We will deduct a sales expense charge not to exceed 5% of any premium and in addition to the surrender charge (for a discussion of the surrender charge, see CHARGES UNDER THE POLICY—Surrender Charges). The sales expense charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC’s surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see DISTRIBUTION AND COMPENSATION ARRANGEMENTS.
State Premium Tax Charge
Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners, currently ranging from 0% to 3.5% of premium payments. The premium tax may be higher in certain U.S. territories. We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.
Federal Tax Charge
NYLIAC’s federal tax obligations will increase based upon premiums received under the policies. We currently deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission.
Deductions from Cash Value
On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

Expense Allocation Option
With the Expense Allocation feature, you have the choice of how to allocate deductions from your Cash Value. These include monthly cost of insurance, monthly cost of any riders on the policy, and the monthly contract charge. You can instruct NYLIAC, at the time of the application, and at any time thereafter, to have the expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of both.
If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.
Monthly Contract Charge
In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including collecting premium, recordkeeping, processing claims, and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.
Charge for Cost of Insurance Protection
On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance benefits to you.
The cost of insurance charge is calculated by adding any applicable Flat Extra charge (which might apply to certain Insureds based on our underwriting) to the monthly cost of insurance rate that applies to the Primary Insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current life insurance benefit of your policy divided by 1.00327 and the policy’s Cash Value. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy’s face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Primary Insured’s age and circumstances at the time of the increase.
We determine the initial rate of the monthly cost of insurance we apply to your policy based upon underwriting. This determination is based upon various factors including, but not limited to, the Insured’s issue age, gender, underwriting class, and Policy Year. We may change these rates from time to time based on changes in future expectations of various factors including, but not limited to, mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Primary Insured is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Tables.
We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
Guaranteed Minimum Death Benefit Rider Charge
If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

Other Rider Charges
A monthly charge will be deducted if any of the following rider are in effect: the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Guaranteed Minimum Death Benefit Rider, the Monthly Deduction Waiver Rider, and the Term Insurance on Other Covered Insured Rider.
The current periodic charges for the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, Guaranteed Minimum Death Benefit Rider, the Monthly Deduction Waiver Rider, and the Term Insurance on Other Covered Insured Rider will vary based on the characteristics of the insured.
In addition, a one-time charge of $150 will apply if you exercise the Living Benefits Rider. The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See ADDITIONAL PROVISIONS OF THE POLICY—Additional Benefits Provided by Riders for more information.
Separate Account Charges
Mortality and Expense Risk Charge
We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC’s surplus. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.
Current Mortality and Expense Risk Charge—We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.
Guaranteed Mortality and Expense Risk Charge—While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.
Administrative Charge
We charge the Investment Divisions a daily charge for providing policy administrative services equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account Value. This charge is not designed to produce a profit and is guaranteed not to increase.
Other Charges for Federal Income Taxes
We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the Accumulation Unit value. The Accumulation Unit value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.
Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.
The table below shows the minimum and maximum total operating expenses deducted from Eligible Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2021. Portfolio expenses may change from year to year, and hence may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.
Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1]	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.14%	1.35%
(1)
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2021. This information is provided by the Funds and their agents. The information is based on 2021 expenses.
(2)
Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.
Surrender Charges
During the first 15 Policy Years, we will deduct a surrender charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This Surrender Charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY—Sales Expense Charge.
The maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.
The surrender charge in the first Policy Year is equal to:
(A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus
(B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year, but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.
The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the base surrender charge. The base surrender charge is equal to:
(A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus
(B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

Year	Percentage Applied
2-6	100%
7	90%
8	80%
9	70%
10	60%
11	50%
12	40%
13	30%
14	20%
15	10%
16+	0%
During the first two Policy Years, the surrender charge is further limited to the sum of:
(A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus
(B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus
(C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less
(D) any sales expense charges deducted from such premiums; less
(E) any surrender charge previously deducted.
Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease.
For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250, and a complete surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.
The percentages specified above and/or the Policy Year that the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time the policy is issued or the face amount is increased.
Surrender charges may be significant upon early surrender. You should not purchase this policy unless you intend to hold the policy for an extended period of time.

Exceptions to Surrender Charge
There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required IRC minimum distribution for the policy.
Other Charges
Partial Withdrawal Charge
If you make a partial withdrawal, we will charge a processing fee not to exceed the lesser of $25 or 2% of the amount withdrawn. If the partial withdrawal results in a decrease to your policy’s face amount, we will deduct a surrender charge.
Transfer Charge
We may impose a charge up to $30 per transfer for each transfer in excess of 12 transfers within a Policy Year. See CASH VALUE AND CASH SURRENDER VALUE—Transfers.
Loan Charges
We currently charge an effective annual loan interest rate of 6% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.
When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for a policy loan is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 4%. See POLICY LOANS for more information.
How the Policy Works
The example assumes a 6% hypothetical gross investment return and current charges in the first Policy Year. It assumes a Male Insured, Preferred Class, issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. There is no guarantee that the current charges illustrated below will not change.
Scheduled Annual Premium		$3,000.00
less:	Sales expense charge (5%)	150.00
	State premium tax charge (2%)	60.00
	Federal tax charge (1.25%)	37.50
equals:	Net premium	$2,752.50
plus:	Net investment performance (varies daily)	116.58
less:	Monthly contract charges ($7 per month currently)	84.00
less:	Charges for cost of insurance (varies monthly)	384.68
equals:	Cash Value	$2,400.40

Scheduled Annual Premium		$3,000.00
less:	Surrender charge (25% of premium up to Surrender Charge Guideline
	Annual Premium plus 5% of excess premiums paid)	750.00
less:	Balance of first year monthly contract charge(1)	228.00
equals:	Cash Surrender Value (at end of year 1)	$1,422.40
(1)
In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value, and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.
THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your Net Premiums.
NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by NYLIAC's Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.
Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains, or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of the Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.
The Separate Account currently includes the 86 Investment Divisions (83 of which are available to all investors) available under this policy. After the end of the Free Look period, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.
FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.
We receive payments or compensation from the Funds or their investments advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.
The Portfolios of each Fund, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of the policy’s Cash Value to an Investment Division corresponding to a particular portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you do not have the accompanying book of underlying Fund prospectuses.
Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP American Century Sustainable Equity—Initial Class (formerly Mainstay VP T. Rowe Price Equity Income—Initial Class)	New York Life Investment Management LLC (“New York Life Investments”) Subadvisers: American Century Investment Management, Inc.	•Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
MainStay VP Balanced—Initial Class	New York Life Investments Subadvisers: NYL Investors LLC(“NYLI”)* and Wellington Management LLP (“Wellington”)	•Seeks total return.
MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYLI	•Seeks total return.
MainStay VP Candriam Emerging Markets Equity—Initial Class*	New York Life Investments Subadviser: Candriam Belgium	•Seeks log-term capital appreciation.
MainStay VP CBRE Global Infrastructure—Initial Class	New York Life Investments Subadviser: CBRE Clarion Securities, LLC	•Seeks total return.
MainStay VP Conservative Allocation—Initial Class	New York Life Investments	•Seeks current income and, secondarily, long-term growth of capital.
MainStay VP Epoch U.S. Equity Yield—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	•Seeks current income and capital appreciation.
MainStay VP Equity Allocation—Initial Class	New York Life Investments	•Seeks long-term growth of capital.
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	New York Life Investments Subadviser: FIAM LLC	•Seeks total return.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	•Seeks high current income.
MainStay VP Growth Allocation—Initial Class	New York Life Investments	•Seeks long-term growth of capital, and secondarily, current income.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	•Seeks current income consistent with reasonable opportunity for future growth of capital and income.
MainStay VP IQ Hedge Multi-Strategy—Initial Class	New York Life Investments Subadviser: IndexIQ Advisors LLC (“IndexIQ”)	•Seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index.
MainStay VP Janus Henderson Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	•Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP MacKay Convertible—Initial Class	New York Life Investments Subadviser: MacKay	•Seeks capital appreciation together with current income.
MainStay VP MacKay Government—Initial Class	New York Life Investments Subadviser: MacKay	•Seeks current income.
MainStay VP MacKay High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	•Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
MainStay VP MacKay International Equity—Initial Class	New York Life Investments Subadviser: MacKay	•Seeks long-term growth of capital.
MainStay VP MacKay Strategic Bond—Initial Class	New York Life Investments Subadviser: MacKay	•Seeks total return by investing primarily in domestic and foreign debt securities.
MainStay VP Moderate Allocation—Initial Class	New York Life Investments	•Seeks long-term growth of capital, and secondarily, current income.
MainStay VP Natural Resources—Initial Class	New York Life Investments Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	•Seeks long-term capital appreciation.
MainStay VP PIMCO Real Return—Initial Class	New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	•Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index)—Initial Class	New York Life Investments Subadviser: Index IQ	•Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP Small Cap Growth—Initial Class	New York Life Investments Subadviser: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	•Seeks long-term capital appreciation.
MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	•Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP Wellington Growth—Initial Class*	New York Life Investments Subadviser: Wellington	•Seeks long-term growth of capital.
MainStay VP Wellington Mid Cap—Initial Class	New York Life Investments Subadviser: Wellington	•Seeks long-term growth of capital.
MainStay VP Wellington Small Cap—Initial Class	New York Life Investments Subadviser: Wellington	•Seeks long-term growth of capital.
MainStay VP Wellington U.S. Equity—Initial Class	New York Life Investments Subadviser: Wellington	•Seeks long-term growth of capital.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Winslow Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	•Seeks long-term growth of capital.
AB Variable Products Series Fund, Inc.: AB VPS Growth and Income Portfolio—Class A	AllianceBernstein L.P. (“AB”)	•Seeks long-term growth of capital.
AB VPS Small/Mid Cap Value Portfolio—Class A	AB	•Seeks long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.(“Invesco”)	•Seeks long-term growth of capital.
Invesco V.I. Main Street Small Cap Fund®—Series I Shares	Invesco	•Seeks capital appreciation.
American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 2	Capital Research and Management CompanySM (“CRMC”)	•Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds IS The Bond Fund of America®—Class 2	CRMC
•Seeks high total return consistent with
prudent investment management over the
long term. Total return comprises the
income generated by the fund and the
changes in the market value of the fund’s
investment.

American Funds IS Global Small Capitalization Fund—Class 2	CRMC	•Seeks long-term growth of capital.
American Funds IS Growth Fund—Class 2	CRMC	•Seeks to provide growth of capital.
American Funds IS New World Fund®—Class 2	CRMC	•Seeks long-term capital appreciation.
American Funds IS Washington Mutual Investors FundSM—Class 2	CRMC	•Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC (“BlackRock”)Subadviser: BlackRock (Singapore) Limited	•Seeks high total investment return.
BlackRock® Variable Series Funds II, Inc.: BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC Subadviser: BlackRock International Limited	•Seeks to maximize total return, consistent with income generation and prudent investment management.
BNY Mellon Investment Portfolios: BNY Mellon IP Technology Growth Portfolio—Initial Shares	BNY Mellon Investment Adviser, Inc.Subadviser: NIMNA	•Seeks capital appreciation.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares	BNY Mellon Investment Adviser, Inc.Subadviser: Newton Investment Management Limited	•Seeks capital growth.
Columbia Funds Variable Series Trust II: Columbia Variable Portfolio—Commodity Strategy Fund—Class 1*	Columbia Management Investment Advisers, LLC (“Columbia”)Subadviser: Threadneedle International Limited	•Seeks to provide shareholders with high total return.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia	•Seeks to provide shareholders with high total return through current income and secondarily, through capital appreciation.
Columbia Variable Portfolio—Intermediate Fund—Class 1	Columbia	•Seeks total return, consisting of current income and capital appreciation.
Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class
Delaware Management Company, a
series of Macquarie Investment
Management Business Trust (a
Delaware statutory trust) (“DMC”)
Subadvisers: Macquarie Funds
Management Hong Kong Limited
(“MFMHKL”), Macquarie Investment
Management Global Limited (“MIMGL”)
•Seeks long-term capital appreciation.
Delaware VIP® Small Cap Value Series—Standard Class	DMC Subadvisers: MFMHKL and MIMGL	•Seeks capital appreciation.
Deutsche DWS Investments VIT Funds: DWS Small Cap Index VIP—Class A	DWS Investment Management Americas Inc. (“DIMA”) Subadviser: Northern Trust Investments, Inc.	•Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
Deutsche DWS Variable Series II: DWS Alternative Asset Allocation VIP—Class A	DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	•Seeks capital appreciation.
DWS Small Mid Cap Value VIP—Class A	DIMA	•Seeks long-term capital appreciation.
Fidelity® Variable Insurance Products Funds: Fidelity® VIP Bond Index Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	•Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.
Fidelity® VIP ContrafundSM Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	•Seeks long-term capital appreciation
Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	•Seeks capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	FMR Subadvisers: Other investment advisers
•Seeks reasonable income. The fund will
also consider the potential for capital
appreciation. The fund's goal is to achieve
a yield which exceeds the composite yield
on the securities comprising the S&P
500® Index.

Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	FMR	•Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	FMR	•Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	FMR	•Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	•Seeks to provide capital growth.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP Health Care Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	•Seeks capital appreciation.
Fidelity® VIP International Index Portfolio—Initial Class	FMR Subadviser: Geode Capital Management, LLC	•Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.
Fidelity® VIP Investment Grade Bond PortfolioSM—Initial Class	FMR Subadvisers: Other investment advisers	•Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: Other investment advisers	•Seeks long-term growth of capital.
Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Investor Services, LLC Subadviser: ClearBridge Investments, LLC	•Seeks capital appreciation.
Franklin Templeton Aggressive Model Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ("LMPFA") Subadviser: Franklin Advisers, Inc. (“Franklin”)	•Seeks capital appreciation.
Franklin Templeton Conservative Model Portfolio—Class I	LMPFA Subadviser: Franklin	•Seeks a balance of capital appreciation and income.
Franklin Templeton Moderate Model Portfolio—Class I	LMPFA Subadviser: Franklin	•Seeks capital appreciation.
Franklin Templeton Moderately Aggressive Model Portfolio—Class I	LMPFA Subadviser: Franklin	•Seeks capital appreciation.
Franklin Templeton Moderately Conservative Model Portfolio—Class I	LMPFA Subadviser: Franklin	•Seeks a balance of capital appreciation and income.
Legg Mason Partners Variable Income Trust: Western Asset Core Plus VIT Portfolio—Class I
LMPFASubadviser: Western Asset
Management Company, LLC; Western
Asset Management Company Limited in
London; Western Asset Management
Company Pte. Ltd in Singapore; and
Western Asset Management Company
Ltd in Japan

•Seeks maximum total return, consistent
with prudent investment management and
liquidity needs, by investing to obtain an
average duration within 30% of the
average duration of the domestic bond
market as a whole.

Janus Aspen Series: Janus Henderson Enterprise Portfolio—Institutional Shares	Janus	•Seeks long-term growth of capital.
Janus Henderson Global Research Portfolio—Institutional Shares	Janus	•Seeks long-term growth of capital.
Lincoln Variable Insurance Products Trust: LVIP SSgA Mid-Cap Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	•Seeks capital appreciation.
MFS® New Discovery Series—Initial Class	MFS	•Seeks capital appreciation.
MFS® Research International Portfolio—Initial Class	MFS	•Seeks capital appreciation.
MFS® Research Series—Initial Class	MFS	•Seeks capital appreciation.
MFS® Variable Insurance Trust II: MFS® International Intrinsic Value Portfolio—Initial Class	MFS	•Seeks capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MFS® Variable Insurance Trust III: MFS® Mid Cap Value Portfolio—Initial Class	MFS	•Seeks capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.
•Seeks to provide above-average current
income and long-term capital appreciation
by investing primarily in equity securities
of companies in the U.S. real estate
industry, including real estate investment
trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•Seeks growth of capital.
PIMCO Variable Insurance Trust: PIMCO VIT Income Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	•Seeks to maximize current income. Long-term capital appreciation is a secondary objective.
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	PIMCO	•Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO	•Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Total Return Portfolio—Institutional Class	PIMCO	•Seeks maximum total return, consistent with preservation of capital and prudent investment management.
*
Premiums or transfers will only be accepted into this fund from policyowners already invested in the fund. Policyowners who remove all Cash Value allocations from this fund will not be permitted to reinvest in this fund.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that those decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. You should consult with your registered representative to determine which combination of Allocation Alternatives is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.
Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Allocation Alternatives for Net Premium payments from the 86 Investment Divisions (83 of which are available to all investors) and the Fixed Account. Your choice of Allocation Alternatives may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Allocation Alternatives tax-free and within the limits described in this prospectus.
The Investment Divisions offered through this policy and described in this prospectus are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.
Executive Order 13974: Investments in Communist Chinese Defense and Surveillance Companies
A June 2021 Executive Order generally prohibits transactions in investments (including derivatives) that provide exposure to Communist Chinese defense and related material sector and surveillance technology sector companies (“covered securities”). This order extended and expanded the prohibition that was first established in Executive Order 13959 issued in November 2020. The prohibition applies to mutual funds, and therefore applies to investments by the mutual fund portfolios offered in the Investment Divisions of the policy. NYLIAC has received assurances from the Funds that they will comply with that Executive Order. The restrictions therefore prevent the Funds from making investments in covered securities.
In addition to the prohibition on new investments, the Executive Order also requires that investments already held in covered securities be divested by June 3, 2022 or 365 days after the date such security is determined to be a covered security. Accordingly, if a Fund does not completely divest of any covered securities, then it is possible that we could not allow contract owners to make any new investment in that Fund (by premium allocation or transfer), and we could even require that contract owners move any Cash Value they have in that Fund out of that Fund. We will notify you if we take either of those actions.

Geopolitical Risks
Geopolitical events, such as the Ukrainian War, have increased market and liquidity volatility and have caused sanctions, trading suspensions and closures. The sanctions include legal, regulatory, currency and economic risks, and additional sanctions may be imposed in the future. The Ukrainian war has had a devastating effect on the Ukrainian and Russian economies, which have expanded to the European economy and worldwide. Certain economic sectors may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. The duration of the war and the economic effects cannot be known. Such events, and other related events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Eligible Portfolios you choose. In light of these developments, your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance. Consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.
Other Policies
We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions’ performance, and they offer different benefits.
The Franklin Templeton Model Portfolios
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.
Conflicts of Interest Relating to the Model Portfolios
LMPFA's affiliated subadviser Franklin Advisers, Inc. ("Franklin") selected the initial composition of each Model Portfolio. Thereafter, Franklin manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and Franklin, have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or Franklin. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to LMPFA and Franklin, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts.
These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. However, only LMPFA and Franklin will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. LMPFA and Franklin receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and Franklin are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds and receives a management fee from the fund. LMPFA and Franklin, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.
GENERAL PROVISIONS OF THE POLICY

This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.
When Life Insurance Coverage Begins
If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.
In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.
Premiums
You can allocate a portion of each Net Premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy’s qualification as “life insurance”. Acceptance of initial and additional premium payments is subject to our Sales Standards. Subsequent premium payments must be mailed to one of the addresses listed on the first page of this prospectus. Acceptance of initial and subsequent premium payments (whether planned or unplanned) is subject to our Sales Standards.
The currently available methods of payment are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.
Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.
Scheduled Premiums
The amount of the scheduled premium is shown on the Policy Data Page.

There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy’s Net Cash Value. If the Net Cash Value becomes insufficient to pay certain monthly charges, and a late period expires without sufficient payment, the policy will terminate. See GENERAL PROVISIONS OF THE POLICY—Termination.
Policies that are maintained at Net Cash Values just sufficient to cover fees and charges, or that are otherwise minimally funded, are more at risk for not being able to maintain such Net Cash Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.
Unscheduled Premiums
While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.
Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Allocation Alternatives you have chosen and reserve the right to charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy’s Cash Value. If an electronic premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us in writing in Good Order to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to resume the arrangement and we agree to do so.
Termination
The policy does not terminate for failure to pay premiums because payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Net Cash Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.
We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period, which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. The death benefit, however, will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.
Maturity Date
For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey, and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the Cash Value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Value of the policy by presenting a signed written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.
Any insurance on another covered insured, provided by a rider attached to the policy which is still in effect, will end on the policy anniversary when the Insured is age 95. If, however, another covered insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.
DOLLAR-COST AVERAGING

Dollar-Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.
You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you can make Dollar-Cost Averaging transfers into the Fixed Account.
You can elect this option if your Cash Value is $2,500 or more. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar-Cost Averaging Plan will cease. A new request will be required to resume this feature.
To set up Dollar-Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar-Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus or by any other method we make available. We will make Dollar-Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th, or 31st of a month. NYLIAC must receive the written request in Good Order no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You may cancel the Dollar-Cost Averaging feature at any time. To cancel the Dollar-Cost Averaging feature, you may call us toll-free at 1-800-598-2019, or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or by any other method we make available). You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Rebalancing. You, however, have the option of alternating between these two policy features.
This feature is available to you at no additional cost.
AUTOMATIC ASSET REBALANCING

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, the investment experience in each of these Investment Divisions would cause this balance to shift. If you elect to have the Automatic Asset Rebalancing (AAR) feature, we will automatically rebalance the amount you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.
We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.
You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may contact us by phone on our toll-free number (1-800-598-2019), or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing) or by any other method we make available. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features.
INTEREST SWEEP

You can instruct us to periodically transfer the interest credited on the Fixed Account to the Investment Division(s) you specify. You can choose to make Interest Sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.
You can request Interest Sweep in addition to either the Dollar-Cost Averaging or Automatic Asset Rebalancing features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.
If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time. To cancel the Interest Sweep feature, you may contact us by phone on our toll-free number (1-800-598-2019), or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by any other method we make available.
This feature is available at no additional cost.

DEATH BENEFIT UNDER THE POLICY

The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured’s maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY—Payment Options.
The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.
Life Insurance Benefit Option 1—Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured’s date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)
Life Insurance Benefit Option 2—Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured’s date of death plus the Cash Value on the Insured’s date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)
Insured’s Age on Policy Anniversary	IRC Section 7702 Life Insurance %	Insured’s Age on Policy Anniversary	IRC Section 7702 Life Insurance %
0-40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 & Over	100
60	130
The value of any additional benefits provided by any rider on the Primary Insured’s life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY— Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

Example 1:
The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:
	Policy A	Policy B
(1) Face amount	$100,000	$100,000
(2) Cash Value on date of death (and no loans)	$50,000	$40,000
(3) Internal Revenue Code (“IRC”) Section 7702 Life Insurance
Percentage on date of death	215%	215%
(4) Cash Value multiplied by the IRC Percentage	$107,500	$86,000
(5) Death benefit = greater of (1) and (4)	$107,500	$100,000
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies for more information.
Example 2:
For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states, the following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):
	Policy A	Policy B	Policy C
(1) Face amount as shown on the Policy Data Page	$100,000.00	$100,000.00	$200,000.00
(2) Cash Surrender Value on date of death	$50,000.00	$110,000.00	$110,000.00
(3) Death benefit after maturity = Cash Surrender Value	$50,000.00	$110,000.00	$110,000.00
Face Amount Changes
Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).
The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the Net Amount at Risk, which may increase the cost of insurance charge, and will incur a new 15-year surrender charge period only on the amount of the increase.
Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY—Surrender Charges.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

Life Insurance Benefit Option Changes
You can change the life insurance benefit option of the policy while the Primary Insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at the VPSC listed on the first page of this prospectus or such other location that we indicate to you in writing. If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.
If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value, and a surrender charge will be assessed if a surrender charge is then currently applicable.
If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule was no longer in effect.
CASH VALUE AND CASH SURRENDER VALUE

Cash Value
The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.
Transfers
All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options will not count toward the twelve-transfer limit.
Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. See THE FIXED ACCOUNT.
Requesting a Transfer
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures:
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submit your request in writing and in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
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speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
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make your request online by logging into www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion.
Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day.
It is important that you inform NYLIAC of an address change so that you can receive important policy statements.
All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. NYLIAC will not be able to process your request if information is missing.
Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day that NYLIAC receives the transfer request. If, however, the date that the request is received is not a Business Day, or if the request is received other than through the mail after the closing of the New York Stock Exchange, then the request is deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY—When We Pay Proceeds.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
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reject a transfer request from you or from any person acting on your behalf
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restrict the method of making a transfer
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charge you for any redemption fee imposed by an underlying Fund
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limit the dollar amount, frequency or number of transfers.
Currently, if you or someone acting on your behalf requests transfers either by telephone or electronically into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses noted on the first page of this prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception. Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
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We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Allocation Alternatives correspond to the affected underlying Fund portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Fund portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Investment Return
The investment return of a policy is based on:
•
The Accumulation Units held in each Investment Division,
•
The investment experience of each Investment Division as measured by its actual net rate of return, and
•
The interest rate credited on Cash Values held in the Fixed Account.
The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day that the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.
Cash Surrender Value
The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in Good Order at the VPSC addresses listed on the first page of this prospectus. The written request for surrender is deemed received on the date that they are received by mail at the VPSC or such other location that we indicate to you in writing. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of regular trading on the New York Stock Exchange, they are deemed received on the next Business Day.
Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.
Net Cash Value
Your policy may lapse without value if the Net Cash Value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.
Partial Withdrawals
The owner of a policy can make a partial withdrawal of the policy’s Cash Surrender Value at any time while the Insured is living, by sending a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus, calling a service representative at 1-800-598-2019, or utilizing any other method we make available. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a partial withdrawal request to send proceeds electronically to that bank account or through the mail to that address.
The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy’s Cash Surrender Value at the end of the Business Day (defined by the closing time of the New York Stock Exchange) that we receive the request.
Please note that partial withdrawal requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial withdrawal, however we reserve the right to accept them at our discretion.
The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy’s face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY—Other Charges—Partial Withdrawal Charge.
We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. See ADDITIONAL PROVISIONS OF THE POLICY—When We Pay Proceeds for more information.
Your requested partial withdrawal will be effective on the date we receive your written request in Good Order. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial withdrawal will be effective on the next Business Day.
We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, the Net Cash Value and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.
A partial withdrawal may result in taxable income and a penalty tax to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.
Periodic Partial Withdrawals
After the first Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a request in writing and in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus, or you can utilize any other method we make available. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $500, or such lower amount as we may permit. We will deduct the Partial Withdrawal Charge, not to exceed the lesser of $25 or 2% of the initial PPW, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from the Fixed Account and/or Investment Divisions. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have the Guaranteed Minimum Death Benefit Rider or your policy is a modified endowment contract or below the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.
POLICY LOANS

Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.
When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). In addition, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.
Please note that loan requests must be received in Good Order by us and for amounts above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing in or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.
Loan Interest
The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate, which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year that a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See Loan Repayment below.
If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:
(1)
The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.
(2)
The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.
(3)
We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.
(4)
If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.
(5)
We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

When Loan Interest is Due
The interest we charge on a loan accrues daily and is payable on the following dates:
•
the policy anniversary;
•
the date you surrender the policy;
•
the date you fully repay a loan;
•
the date the policy lapses; or
•
the date on which the last surviving insured dies.
Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.
Loan Repayment
All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy’s Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Interest on Loaned Value
The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. We guarantee that the rate will never be lower than the rate we charge for policy loans, less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%), and in no event less than 4%.
Currently, the amount in the Fixed Account that is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.
That portion of the policy’s Cash Value held in the Fixed Account is not affected by the Separate Account’s investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.
The Effects of a Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which will receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.
In addition, unpaid capitalized loan interest generally will be treated as an additional new loan under the Code. If the policy is a modified endowment contract a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.
EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date of the policy, you may request to exchange for a fixed benefit life insurance protection on the life of the Insured. The exchange will become effective when the VPSC receives your written request, in Good Order, at one of the addresses listed on the first page of this prospectus.
At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance that we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy in Good Order at the VPSC listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age, and risk classification as the original policy. The amount applied to your new policy will be the policy’s Accumulation Value plus a refund of all cost of insurance charges, monthly per thousand Face Amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.
Special New York Requirements.
In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender, and class of risk as your original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions. We will not require that you provide evidence of insurability to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.
YOUR VOTING RIGHTS

The Funds are not required to and typically do not hold annual stockholder meetings. Special shareholder meetings will be called when necessary.
To the extent required by law, whenever a special shareholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner’s percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.
The number of available votes of an Eligible Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the relevant Fund.
Fund shares for which no timely instructions are received, and any other shares that we (or our affiliates) own in our own right, will be voted in proportion to the timely voting instructions received from all policies participating in that Investment Division. As a result, because of proportional voting, a small number of policy owners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.
OUR RIGHTS

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.
Specifically, we reserve the right to:
•
add, close, substitute or remove any Investment Division (and the shares of an associated Eligible Portfolio);
•
create new Separate Accounts;
•
combine the Separate Account with one or more other Separate Accounts;
•
operate the Separate Account as a management investment company or in any other form permitted by law;
•
deregister the Separate Account under the 1940 Act;
•
manage the Separate Account under the direction of a committee or discharge such committee at any time;
•
transfer the assets of the Separate Account to one or more other Separate Accounts; and
•
restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.
NYLIAC also reserves the right to change the names of the Separate Account.
We may remove an Investment Division even if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner's instructions, except as permitted by law.

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC

Directors:	Positions During Last Five Years:
Elizabeth K. Brill
Senior Vice President and Chief Actuary of Registrant and New York Life
since April 2019. Joined New York Life as a Vice President & Actuary in
the Office of the Chief Actuary in 2010 and has since held various positions in the Corporate Finance department and the Office of the
General Counsel. She recently led the Actuarial Services team within the
Financial Services Organization, which is responsible for valuation, actuarial model development and production, and experience studies, and has served as Deputy Chief Actuary of New York Life from
September 2018 to April 2019. Director, Senior Vice President & Chief
Actuary, NYLIAC, April 2019 to date; Vice President & Actuary, May 2016 to April 2019; Executive Committee Member, NYLIAC, June 2020 to date.

Alexander I. Cook
Senior Vice President, Chief Data and Analytics Officer and Head of
Retail Life, New York Life, April 2017 to date; Senior Vice President &
Chief Customer & Analytics Officer, January 2016 to March 2017; Senior
Vice President and Head of Strategy, Data & Analytics, Insurance &
Agency Group, March 2015 to December 2015; Vice President and Head
of Corporate Strategy, New York Life, February 2012 to February 2015.
Director, NYLIAC, June 2017 to date; Senior Vice President, NYLIAC,
April 2015 to date.

Craig L. DeSanto
President, NYLIC, July 2020 to date; Executive President & Co-Chief
Operating Officer, NYLIC, May 2019 to July 2020; Executive Vice
President, NYLIC, July 2018 to May 2019; Senior Vice President, NYLIC,
February 2012 to July 2018.
Chairman of the Board, Chairman and President, Executive Committee
Chairman, NYLIAC, September 2020 to date; Executive President,
Co-Chief Operating Officer & Actuary, NYLIAC, June 2019 to September
2020, Executive Vice President, NYLIAC, October 2018 to June 2019,
Senior Vice President & Actuary, NYLIAC, December 2012 to October
2018.

Eric A. Feldstein
Executive Vice President & Chief Financial Officer, New York Life,
October 2019 to date. Director, Executive Committee Member, NYLIAC,
June 2020 to date; Executive Vice President & Chief Financial Officer,
NYLIAC, October 2019 to date.

Robert M. Gardner
Senior Vice President and Controller, New York Life, September 2017 to
date; Senior Vice President and Controller, NYLIAC, September 2017 to
date; Vice President and Controller, New York Life, July 2013 to
September 2017; Vice President and Controller, NYLIAC, July 2013 to
September 2017; Director, NYLIAC, January 2013 to date; Vice
President, December 2012 to date. Director, NYLIAC, January 2013 to date.

Francis M. Harte
Senior Managing Director and Chief Financial Officer of Asset
Management, New York Life, May 2014 to date. Director, NYLIAC, June
2015 to date; Senior Vice President, NYLIAC, April 2015; Audit
Committee Member, NYLIAC, November 2017; Audit Committee
Chairman, NYLIAC, June 2015 to November 2017.

Directors:	Positions During Last Five Years:
Thomas A. Hendry
Senior Vice President and Treasurer, New York Life, July 2012 to date;
Senior Vice President and Treasurer, NYLIAC, August 2012 to date.
Director, NYLIAC, June 2015 to date; Audit Committee Member, NYLIAC,
April 2016 to date.

Jodi Kravitz
Director, NYLIAC, June 2021 to date; Vice President and Actuary,
December 2012 – June 2020; Investment Committee Member June 2021
to Present; Audit Committee Member June 2021 to Present; Rate
Committee – Life Committee Chairman October 2018 – June 2019; Rate
Committee – Life Committee Member May 2013 – 2018, NYLIC; Senior
Vice President February 2020 - Present.

Mark J. Madgett
Senior Vice President and Head of Agency, January 2016 to date;
Executive Management Committee, December 2015 to date; Senior Vice
President, September 2014 to December 2015. Director, NYLIAC, April
2016 to date; Executive Vice President & Head of Agency, NYLIAC, June
2019 to date; Senior Vice President & Head of Agency, NYLIAC, May
2016 to June 2019.

Anthony R. Malloy
Senior Vice President, June 2006 to October 2018; Executive Vice
President October 2018 to June 2020; Executive Vice President &
Deputy Chief Investment Officer June 2022 to August 2022; Director,
NYLIAC, July 2020 to date; Investment Committee Chairman, NYLIAC,
August 2020 to date.

Theodore A. Mathas
Chairman of the Board, President and Chief Executive Officer, January
2019 to date; Chairman of the Board and Chief Executive Officer, May
2015 to December 2018; Executive Management Committee, June 2002
to date. Director, NYLIAC, September 2020 to date; Chairman of the
Board, NYLIAC, July 2007 to September 2020; Chief Executive Officer,
NYLIAC, September 2020 to date; Chairman, President & Chief
Executive Officer, NYLIAC, April 2019 to September 2020; Chairman and
Chief Executive Officer, NYLIAC, June 2015 to April 2019; Executive
Committee Chairman, NYLIAC, May 2010 to September 2020.

Amy Miller
Senior Vice President, Deputy General Counsel and Assistant Secretary,
NYLIAC, June 2020; Senior Vice President, Deputy General Counsel and
Secretary, September 2016 to date; Senior Vice President, Deputy
General Counsel and Chief Corporate Counsel, September 2014 to
September 2016; Vice President and Associate General Counsel, New
York Life, September 2013 to September 2014. Director, NYLIAC, June
2015 to date; Audit Committee Member, NYLIAC, January 2017 to April
2019.

Matthew D. Wion
Senior Vice President and Strategic Insurance Businesses and Retail
Annuity CFO, New York Life, September 2018 to date; Senior Vice
President and Individual Life CFO, New York Life, September 2015 to
date; Senior Vice President and Annuity CFO, New York Life, September
2014 to August 2015; Vice President and Annuity CFO, New York Life,
January 2014 to August 2014. Director, NYLIAC, June 2015 to date;
Senior Vice President, NYLIAC, April 2015 to date; Investment
Committee Member, NYLIAC, September 2020 to date.

Officers:	Positions During Last Five Years:
Michael K. McDonnell
Senior Vice President and Chief Legal Officer, NYLIAC, January 2022 to
date; Senior Vice President, Chief Legal Officer & Secretary, Associate
General Counsel NYLIAC, June 2020 to January 2022; Senior Vice
President & Deputy General Counsel September 2021 – Present; Vice
President & Associate General Counsel September 2016 – September
2021; Associate General Counsel November 2013 – September 2016.

Sara L. Badler
Senior Vice President and Chief Compliance Officer, New York Life,
January 2020 to date; Senior Vice President, New York Life, April 2015 to January 2020; Senior Vice President and Chief Compliance Officer,
NYLIAC, January 2020 to date; Senior Vice President, NYLIAC, April
2015 to January 2020.

Colleen A. Meade	Associate General Counsel, New York Life, March 2016 to date; Associate Legal Officer and Secretary, NYLIAC, May 2016 to date. Associate General Counsel and Secretary, NYLIAC, June 2019 to date.
The Principal business address for all the Directors and Officers is 51 Madison Avenue, New York, New York 10010
THE FIXED ACCOUNT

The Fixed Account is supported by the assets in NYLIAC’s General Account, which includes all of NYLIAC’s assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.
Transfers to Investment Divisions and to the Fixed Account
Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.
•
Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year. This means, for example if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.
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Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.
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Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. (This will apply even in cases in which you have reached the Maximum Transfer amount outlined above.)
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Transfer Charge. We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Allocation Alternatives. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward the twelve transfer limit.

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How to request a transfer:
(1)
submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
(2)
speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or
(3)
make your request online by logging into www.newyorklife.com.
We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. See HOW TO REACH US FOR POLICY SERVICES for more information.
We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE—Limits on Transfers.
See the policy for details and a description of the Fixed Account.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer. The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year. This figure is a percentage of planned annual premiums of $2,750 and assumes a discount rate of 6%. Additional assumptions for VUL policies are Male Issue Age 36, issued Preferred, with an initial face amount of $250,000. Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Target Premium during Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3 and 4, 6.5% in Policy Years 5 and 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, 3.5% in Policy Years 11-15, plus 3.5% of premiums paid in excess of such amount in Policy Years 1-15. The “Target Premium” is the calculation of the maximum commission payable based on the insured’s age at the inception of the policy, gender, and face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
The total commissions paid during the fiscal year ended December 31, 2021, 2020 and 2019 were $0, $580,078, and $598,416, respectively. NYLIFE Distributors did not retain any of these commissions.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.
FEDERAL INCOME TAX CONSIDERATIONS

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.
The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.
Charges for Taxes
We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See CHARGES UNDER THE POLICY-Deductions from Premium Payments for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Diversification Standards and Control Issues
In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of Separate Account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of Separate Account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status of Policy
We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)— Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)— Impact on Employer-Owned Policies,” we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner’s gross income when the Primary Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)
In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)— Impact on Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:
(1)
the insured was an individual who was an employee within 12 months of his death;
(2)
the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $135,000 (for 2022), directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
(4)
the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.
Policyholders that own one or more contracts subject to 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.
You should consult with your tax advisor to determine whether and to what extent 101(j) may apply to the policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.
Modified Endowment Contract Status
Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.
A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in life insurance benefits, but where applicable does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.
If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.
Status of the Policy After the Insured Is Age 95 (For Policies Issued After May 1, 1995)
The policy provides that your policy matures on the policy anniversary on which the insured is age 95. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 95. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95. For some policies, a similar risk arises after the insured becomes age 100, in which case a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.
Policy Surrenders and Partial Withdrawals
Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal.
3.8 Percent Medicare Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).
Policy Loans and Interest Deductions
We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.
Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.
In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.
Exchanges, Sales or Assignments of Policies
If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. In addition, Treasury regulations provide that an exchange of the Policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.
Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code (“IRC”). However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange another policy for a new one unless you determine, after knowing all of the facts that the exchange is in your best interest.
Living Benefits Rider (Also Known as Accelerated Benefits Rider)
A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.
Withholding
Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.
Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Non-Individual Owners and Business Beneficiaries of Policies
If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.
The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2022, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $12,060,000, as adjusted for inflation, and 40%, respectively.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

ADDITIONAL PROVISIONS OF THE POLICY

Reinstatement Option
For a period of five (5) years after termination, and during the Insured’s lifetime, you can send a written request in Good Order that we reinstate the policy to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.
Before we will reinstate the policy, we must also receive the following:
(1)
A payment in an amount which is sufficient to keep the policy in force for at least 3 months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deductions (and any monthly deduction charges due and unpaid at time of lapse) multiplied by a factor in order to account for premium expenses and surrender charges. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;
(2)
Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and
(3)
Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance what your instructions at the time you make such payment. Payments received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment, which is the amount specified in (1) above.
If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.
Additional Benefits Provided By Riders
The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.
Accidental Death Benefit Rider
This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the Primary Insured occurs before the Primary Insured’s first birthday or after the policy anniversary on which the Primary Insured is age 70. There is an additional charge for this rider.

Children’s Insurance Rider
This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the Primary Insured (a “covered child”) who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. No child is covered under the rider, however, until the 15th day after birth.
When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.
If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.
The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:
•
the policy anniversary on which the covered child is age 25; and
•
the policy anniversary on which the Primary Insured is, or would have been, age 65.
Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion. To convert this rider, you must send a completed Children’s Insurance Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus.
There is an additional charge for this rider.
Guaranteed Insurability Rider
This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the Primary Insured or an increase to the existing policy’s face amount.
Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:
•
the marriage of the Primary Insured;
•
the birth of a living child to the Primary Insured; or
•
the legal adoption of a child by the Primary Insured.
If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.
In order to exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 (or $100,000 if the rider was added prior to May 1, 2008) or a multiple of the policy’s face amount based on the Primary Insured’s age when the policy was issued. The multiples are set forth below:
Age At Issue	Multiple
0–21	5 times face amount
22–37	2 times face amount
38–43	1 times face amount
This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date. To exercise this rider, you must send a completed Guaranteed Insurability Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus.
There is an additional charge for this rider.
Guaranteed Minimum Death Benefit Rider
We no longer offer this rider for sale. If you previously purchased this rider, however, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.
As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the Primary Insured’s age 70, 80, or 95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.
In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the “Monthly Guaranteed Minimum Death Benefit (GMDB) premium.” If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.
GMDB Premium Test (performed on each Monthly Deduction Day)
Cumulative premium payments to date	less	Cumulative partial withdrawals to date	must be at least equal to	Cumulative monthly GMDB premiums from the Policy Date to the date the test is performed
If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.
Having this rider affects your ability to take policy loans in the following way:
(a)
If you take a loan during the first two Policy Years, this rider will end.
(b)
After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

Living Benefits Rider (also known as Accelerated Benefits Rider)
Under this rider, if the Primary Insured has a life expectancy of twelve months or less (six months or less in Michigan), you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.
You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:
Calculation Steps
Step 1 Eligible Proceeds X Elected percentage
Step 2 Result of Step 1 X Interest factor (varies)
Step 3 Result of Step 1—Result of Step 2
Step 4 Result of Step 3—Update loan—Administrative Fee
Minimum accelerated benefit amount: $25,000.
Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).
If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.
When we make a payment under this rider, we will reduce your policy’s face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.
Monthly Deduction Waiver Rider
This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the Primary Insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:
•
the monthly cost of insurance for the base policy;
•
the monthly cost of riders, if any; and
•
the monthly contract charge.
You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the Primary Insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.
In addition, the following special rules apply:
•
If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the Primary Insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.
•
If the total disability begins after the policy anniversary on which the Primary Insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the Primary Insured is age 65.
We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

There is an additional charge for this rider.
Spouse’s Paid-Up Insurance Purchase Option Rider
This rider allows a spouse who is the Beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Primary Insured dies. This rider is included in the policy at no additional cost.
The maximum face amount of the new paid-up whole life policy is the lesser of:
•
the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or
•
$5,000,000.
If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance.
If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.
Term Insurance on Other Covered Insured Rider
This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the Primary Insured). The Primary Insured can also be covered under this rider.
We refer to any person, including the Primary Insured, who is covered under this rider as an “Other Covered Insured” (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.
You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect. To exercise this rider, you must send a completed form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus.
The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.
There is an additional charge for this rider.
How Policy Proceeds Will Be Paid
While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.
If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.
Lump Sum Payment
If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:
•
We will issue a single check for the amount of the Policy Proceeds; or

•
Policy Proceeds will be paid over time through one of the various payment options described below.
After we are notified of the death of the Insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.
Payment Options
If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options—whether they are designated by you or the beneficiary—will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.
•
Interest Accumulation Option (Option 1 A)
Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, the balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest on the sum withdrawn up to the date of the withdrawal.
•
Interest Payment Option (Option 1 B)
Under this option, we will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with us. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.
•
Life Income Option (Option 2) (Not available in Massachusetts and Montana)
Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.
Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.
If the first annuity payment was due in 2016 or after, we will decrease the payee's actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:
2016-2025	2026-2035	2036 and later
-1	-2	-3
Electing or Changing a Payment Option
While the Insured is living, you can elect or change a payment option. You can also name or change one or more of the beneficiaries who will be payees(s) under that Option. To change your payment option, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section.
Payees
Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.
It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
Beneficiary
A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.
Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies for more information.
To change a revocable beneficiary while the insured is living, you must send a written request in Good Order to us to the VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner’s estate.
When We Pay Proceeds
If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, loan proceeds, partial withdrawals, or the death benefit proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:
•
It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
•
The SEC, by order, permits us to delay payment in order to protect our policyowners.
•
Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.
•
If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.
We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received by VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at (1-800-598-2019) or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.
Assignment
While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of such assignment in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. We are not responsible for the validity of any assignment.
Transfer of Ownership
The current policy owner (on non-qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new owner(s) submit financial and suitability information as well.
Limits on Our Rights to Challenge the Policy
Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.
Misstatement of Age or Sex
If the Insured’s age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value, and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.
Suicide
If the death of the Primary Insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail to you at your last known address of record a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized.
Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we process certain transactions on your behalf involving the Separate Account, including transactions such as: (1) automatic asset rebalancing/reallocation options and Dollar-Cost Averaging Accounts; (2) premium payments initiated through pre-authorized deductions from banks or your employer; and/or (3) other pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.
Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on “How To Reach Us for Policy Services.”) In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services Inc. and Standard and Poor’s. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions. NYLIAC’s obligations under the policy are subject to its claim-paying ability and financial strength, and are not backed or guaranteed by NYLIC.
LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2021, and the statements of operations and of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included. The independent registered public accounting firm is PricewaterhouseCoopers LLP.